Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Interstate Bakeries Corporation (the “Company”) for the quarter ended March 6, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul E. Yarick, Senior Vice President-Finance and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul E. Yarick
Paul E. Yarick
Senior Vice President–Finance and Treasurer
(Principal Financial Officer)

April 19, 2004

A signed original of this written statement required by Section 906 has been provided to Interstate Bakeries Corporation and will be retained by Interstate Bakeries Corporation and furnished to the Securities and Exchange Commission or its staff upon request.